Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this Quarterly Report of Rego Payment Architectures, Inc. (the “Registrant”) on Form 10-Q for the quarter ended March 31, 2017, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Scott McPherson, Chief Financial Officer (Principal Financial Officer) of the Registrant, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 15, 2017	By:	/s/ Scott McPherson
Scott McPherson
Chief Financial Officer